SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Materials Under Rule 14a-12

                               NUWAY MEDICAL, INC
 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 -------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|  No fee required.

|_|  $125 per Exchange Act Rules 0-11 (c)(i)(ii), 14a-6 (i)(2) or Item 22 (c)(2)
     of Schedule 14A.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                               NUWAY MEDICAL, INC
                       23461 South Pointe Drive, Suite 200
                         Laguna Hills, California 92653

                                November 11, 2003


Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of NuWay Medical, Inc. The meeting will be held at NuWay's headquarters, 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653, at 10:00 a.m., local time, on Tuesday, December 9, 2003.

         The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by the stockholders. At the Special Meeting, I will be available to respond to questions from stockholders.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card, even if you plan to attend the meeting.

         I hope you will join us.



                                        Sincerely,




                                        Dennis Calvert, Chief Executive Officer

                               NUWAY MEDICAL, INC
                       23461 South Pointe Drive, Suite 200
                         Laguna Hills, California 92653

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 2003

         Notice is hereby given to the holders of NuWay Medical, Inc. Common Stock, $.00067 par value per share, and Convertible Preferred Stock, $.00067 par value per share, that a Special Meeting of Stockholders will be held at NuWay's offices at 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653, on Tuesday, December 9, 2003, at 10:00 a.m., local time, for the following purposes:

         (1)      To approve the adoption of the NuWay Medical, Inc. 2003 Equity
                  Plan;

         (2) To approve the conversion of a secured promissory note in the principal amount of $1,120,000 (together with accrued interest thereon) held by New Millennium Capital Partners LLC and NuWay's CEO and President, Dennis Calvert into approximately 33,000,000 shares of the Company's Common Stock; and

         (3) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         Only those stockholders of record at the close of business on November 6, 2003 are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting.

                                           By Order of the Board of Directors,


                                           Joseph Provenzano
                                           Secretary
November 11, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

                               NUWAY MEDICAL, INC
                       23461 South Pointe Drive, Suite 200
                         Laguna Hills, California 92653

                           TO BE HELD DECEMBER 9, 2003

                                 PROXY STATEMENT

         This Proxy Statement is furnished to holders of common stock, $.00067 par value per share, and convertible preferred stock, $.00067 par value per share, of NuWay Medical, Inc., in connection with the solicitation of proxies by our Board of Directors for use at a Special Meeting of Stockholders to be held at 10:00 a.m., local time, at our offices at 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653, on Tuesday, December 9, 2003, and at any postponement or adjournment thereof.

         It is anticipated that this Proxy Statement and the accompanying proxy card will first be mailed to our stockholders on or about November 11, 2003.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the Special Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are the approval of the adoption of the NuWay Medical, Inc. 2003 Equity Plan (the "Plan") and the approval of the conversion of a secured promissory note (the "Note") in the aggregate principal amount of $1,120,000 (together with accrued interest thereon) held by New Millennium Capital Partners LLC and the Company's CEO and President, Dennis Calvert, into approximately 33,000,000 shares of our common stock.

WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

         Only stockholders of record at the close of business on November 6, 2003 will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON AND PREFERRED STOCK?

         Our common stock and preferred stock vote together as a single class on all matters on which they vote (except when class voting is required by law). Holders of our common stock and preferred stock are entitled to one vote per share with respect to each of the matters to be presented at the Special Meeting. The affirmative vote of a majority of our issued and outstanding shares of common stock and preferred stock will be required for approval of the adoption of the Plan. The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting will be required for approval of the conversion of the Note.

         Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the proposal to approve the conversion of the Note, but will effectively count as negative votes on the proposal to approve the Plan.

WHAT CONSTITUTES A QUORUM?

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each of our common stock and our preferred stock entitled to vote at our Special Meeting shall constitute a quorum.

         For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented


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

by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum. On the record date, there were 35,186,486 shares of common stock issued and outstanding and 519,322 shares of preferred stock issued and outstanding.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote:

                  o FOR adoption of the NuWay Medical, Inc. 2003 Equity Plan (see Proposal I); and

                  o        FOR approval of conversion of the Note (see Proposal
                           II).

         The proxy holders will vote in their discretion with respect to any other matters that properly come before the Special Meeting.

SOLICITATION OF PROXIES

         It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the Special Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, or in person, to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares eligible to vote at the Special Meeting and will reimburse them for their expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

         If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Special Meeting and at any postponement or adjournment thereof in accordance with the instructions indicated on the proxy and IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED (1) "FOR" ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

         A stockholder who has returned a proxy card may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to NuWay a duly executed proxy bearing a later date, or (iii) appearing at the Special Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: NuWay Medical, Inc., 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653, Attention: Joseph Provenzano, Secretary.

                                   PROPOSAL I

        APPROVAL OF ADOPTION OF THE NUWAY MEDICAL, INC. 2003 EQUITY PLAN

         The Board of Directors has adopted, subject to stockholder approval, the NuWay Medical, Inc. 2003 Equity Plan (the "Plan"). The Board of Directors believes that the Plan will enhance the ability of the Company to continue to reward and provide incentives to its employees, directors and consultants, as well as to attract and retain new employees, directors and consultants with outstanding qualifications.

         The principal features of the Plan are summarized below. This summary is qualified in its entirety by the provisions of the Plan, a copy of which is attached hereto as Appendix A.

TYPES OF AWARDS

         Awards under the Plan may be in the form of options ("Options") to purchase shares of common stock of the Company, including options intended to qualify as "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"), and direct awards and sales of shares of common stock ("Stock").

AVAILABLE SHARES

         The maximum number of shares of common stock that may be issued under the Plan may not exceed 15,000,000, subject to adjustment upon certain changes in the Company's capitalization as described below. New awards may be granted under the Plan with respect to shares of common stock covered by any unexercised portion of any Option that terminates, expires or is canceled. Notwithstanding the foregoing, at no time may the total number of shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Corporate Securities Law, based on the shares which are outstanding at the time the calculation is made.

          Because the Administrator makes discretionary grants under the Plan, the amount and dollar value of future grants are not determinable at this time.

INDIVIDUAL AWARD LIMIT

         Subject to adjustment upon certain changes in the Company's capitalization as described below, the maximum number of shares of common stock with respect to which options or other awards may be granted under the Plan to any eligible person is 15,000,000.

ADMINISTRATION

         The Plan will be administered by the Board of Directors of the Company or by a committee of disinterested Directors appointed by the Board of Directors (either, the "Administrator"). The Administrator will have full and final authority and discretion to grant awards under the Plan, except that in no event will an Administrator member participate in any determination relating to any award held by or to be granted to such Administrator member. The Administrator will have the full right and authority to interpret the provisions of the Plan.

ELIGIBILITY

         Awards under the Plan may be made to such current and future employees, directors of the Company or of a subsidiary of the Company, and consultants to the Company, all as the Administrator may select.

STOCK OPTIONS

         Each grant of Options under the Plan to eligible persons will be evidenced by a stock option agreement and will be subject to the terms and provisions of the Plan and such other terms and conditions not inconsistent with the Plan that the Administrator shall, in its discretion, deem appropriate. Each Option will be designated by the Administrator as either an Incentive Stock Option or a Nonstatutory Stock Option. The Administrator will determine the exercise price per share of common stock covered by an Option. The exercise price per share of an Incentive Stock Option may not be less than the fair market value per share on the date of grant, except that in case the optionee is a 10% or greater beneficial owner of the common stock of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant. The exercise price per share of a Nonstatutory Stock Option may not be less than 85% of the fair market value per share on the date of grant, except that in the case the optionee is a 10% or greater beneficial owner of the common stock of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant. The term of each Option may not exceed 10 years.

         During an optionee's lifetime, Options will not be assignable or transferable. In the event of an optionee's death, his Options shall only be transferable by will or the laws of descent and distribution.

         If the Company acquires all or substantially all of the outstanding capital stock of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may substitute Options under the Plan for options of the acquired company, subject to certain limitations.

LIMITATION OF ANNUAL AWARDS

         The aggregate fair market value of shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under the Plan and all other plans maintained by the Company, its parent or subsidiaries, may not exceed $100,000.

AWARDS OR SALES OF STOCK

         The Administrator may grant awards or sales of Stock in amounts and upon the terms and conditions as it may determine are consistent with the provisions of the Plan. Each grant of an award or sale of Stock will be pursuant to a written award or subject to a stock purchase agreement. Rights to acquire Stock under the Plan are nontransferable and will automatically expire if not exercised by the purchaser (the "Purchaser") within 30 days of their grant. The Administrator will determine the purchase price per share of Stock, provided that the purchase price per share may not be less than the greater of (i) the par value of such share or (ii) 85% of the Fair Market Value of such Share (or, with respect to a Participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries, 100% of the Fair Market Value of such Share) at the time the Participant is granted the right to purchase shares or at the time the purchase is consummated. The Administrator may provide in the stock purchase agreement that the Stock award or sale will be subject to accelerated vesting upon the Purchaser's death, disability, retirement or other events.

PAYMENT FOR SHARES

         Generally, the entire purchase price or option purchase price for shares of common stock issued under the Plan must be paid in cash or cash equivalents at the time such shares of common stock are purchased. Where an option agreement so provides, the purchase price may be paid in whole or in part
(i) by surrendering, or attesting to the ownership of, shares of common stock that are already owned by the optionee; (ii) if the common stock is publicly traded, by delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of common stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the option purchase price; or (iii) if the common stock is publicly traded, by the delivery of an irrevocable direction to pledge shares of common stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the option purchase price. The Administrator may also award shares of common stock under the Plan in consideration of services rendered to the Company or a parent or subsidiary of the Company prior to the award. In addition, to the extent that an option agreement or stock purchase agreement so provides, all or a portion of the option purchase price or stock purchase price may be paid with a full-recourse promissory note upon terms determined by the Administrator, except that the par value of newly issued shares of common stock must be paid in cash or cash equivalents. The shares of common stock being purchased must be pledged as security for payment of the principal and interest on the note. The interest rate may not be less than the minimum rate, if any, required to avoid the imputation of additional interest under the Code.

CESSATION OF EMPLOYMENT OR SERVICE

         Options are exercisable while the recipient is an employee, director or consultant of the Company, and generally, except in the case of death, disability or retirement of the optionee, will remain exercisable for 90 days after termination of such employment or other service to the Company. If the Administrator determines that an optionee is terminated for cause, the Option may terminate immediately. Upon the death of an optionee, the Option will remain exercisable by the executor or administrator of the optionee's estate for 12 months (or such longer period of time as the Administrator determines). Upon an optionee's cessation of service to the Company due to a disability, the Option will remain exercisable for 12 months (or such longer period of time as the Administrator determines). When an optionee ceases serving the Company upon retirement, the Option will be exercisable for 90 days (or such longer period of time as the Administrator determines).

TERM OF THE PLAN

         The Administrator may make awards under the Plan until October 16, 2013.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The number of shares of common stock available for award grants under the Plan will be adjusted proportionately for any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, such as a stock dividend, stock split or reverse stock split. If the Company merges with another corporation and the Company is the survivor, the existing Options shall remain in effect. If the Company sells all or substantially all of its assets or merges (and is not the surviving corporation) or is consolidated with another corporation, all vested portions of unexpired Options will become and remain exercisable for the 20 days ending five days prior to the effective date of such sale, merger or consolidation (or such longer period as the Administrator may determine). Upon the effective date of such sale, merger or consolidation, the Plan and each Option will terminate. The Administrator may determine, in it sole discretion, that in the alternative, the surviving or acquiring corporation may substitute Options with respect to its shares of common stock for existing Options. At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Company, a merger (where the Company is not the surviving corporation) or consolidation of the Company with another corporation, may be conditioned upon the effectiveness of such sale, merger or consolidation. Any other dissolution or liquidation shall cause each Option to terminate.

CHANGE IN CONTROL

         Upon any change in control of the Company, including a pending or threatened takeover bid, tender offer or exchange offer for 20% or more of the outstanding common stock of the Company or any other class of stock or securities of the Company, the Administrator may accelerate the exercise date of any outstanding Option, or make any Option fully vested and exercisable, pay cash to any or all of the holders of Options in exchange for cancellation of their outstanding Options or make any other adjustments to the Plan and outstanding Options and substitute new Options for outstanding Options.

AMENDMENT OF THE PLAN

         The Board may from time to time, with respect to any shares of common stock not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Company's stockholders, the Board may not amend the Plan to materially increase the benefits to participants under the Plan, increase the number of shares of common stock that may be issued under the Plan, change the designation of persons eligible to receive Incentive Stock Options under the Plan or amend the section of the Plan regarding amendments to the Plan to defeat its purpose.

FEDERAL INCOME TAX CONSEQUENCES

         Stock Options. No income will be realized by an optionee on the grant of an Option, and the Company will not be entitled to a deduction at such time.

         An optionee will recognize no income for purposes of the regular income tax upon the exercise of an Incentive Stock Option. However, the excess of the fair market value on the exercise date of the shares so acquired over the exercise price (the "spread") will be added to the optionee's tax base for purposes of the alternative minimum tax unless the optionee makes a "disqualifying disposition" in the year of exercise. A disqualifying disposition is a sale or other disposition of the shares before the expiration of a period of two years from the date of the option grant and one year from the date of exercise. It will result in the recognition of ordinary income by the optionee equal to the lesser of the spread on the date of exercise or the gain realized on the sale. If an optionee does not make a disqualifying disposition of the shares acquired pursuant to the exercise of an Incentive Stock Option, the gain or loss on a subsequent sale of the shares will be long-term capital gain or loss.

         The Company will not in general be entitled to a tax deduction in connection with an Incentive Stock Option. In the case of a disqualifying disposition, however, it will in general be entitled to a deduction in the amount of the ordinary income recognized by the optionee.

         Upon the exercise of a Nonstatutory Stock Option, the spread will be recognized as ordinary income by the optionee. The Company generally will be entitled to a deduction equal to the spread.

         Restricted Stock. Unless a timely Section 83(b) election is made, as described in the following paragraph, a recipient will not recognize taxable income upon the grant or purchase of restricted Stock because such stock will be nontransferable and subject to a substantial risk of forfeiture (collectively, "Forfeiture") and any dividends received on the shares while subject to Forfeiture will be treated as compensation income rather than as dividend income. Whenever any of such stock is no longer subject to Forfeiture, the recipient will recognize ordinary income, subject to payroll tax withholding, equal to the excess of the then fair market value of the shares which have thus become unrestricted over their purchase price, if any. The income recognized will increase the adjusted basis of such stock and the holding period for purposes of long capital gain or loss.

         A recipient may make an irrevocable election within 30 days after the grant or purchase of restricted Stock, pursuant to Section 83(b) of the Code, to recognize ordinary income, subject to withholding of payroll tax, on the basis of the fair market value of the restricted Stock at the time of its receipt without regard to any diminution in value because of Forfeiture. The adjusted basis of such stock would be increased by the income recognized and the recipient's holding period for the shares would commence immediately. Dividends on the shares will not be treated as compensation, but as ordinary dividend income. No income (other than dividends) would thereafter arise with respect to the shares until they are sold. The gain or loss on sale would be long or short-term capital gain or loss depending on the holding period of the shares.

         In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a recipient with respect to shares of restricted Stock.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock and preferred stock is required for the approval of the Plan. Shares of common stock and preferred stock held by stockholders present in person at the Special Meeting of Stockholders that are not voted for approval of the Plan or shares held by stockholders represented at the Special Meeting of Stockholders by proxy from which authority to vote for the Plan has been properly withheld (including broker non-votes) will not be counted as votes cast, but will effectively count as negative votes on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the NuWay Medical, Inc. 2003 Equity Plan Proposal. The Board of Directors believes that the proposed Plan is in the best interests of the Company and its stockholders. Proxies received will be voted in favor of the NuWay Medical, Inc. 2003 Equity Plan Proposal unless otherwise indicated.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF OUR ADOPTION OF THE NUWAY MEDICAL, INC. 2003 EQUITY PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES WILL BE REQUIRED FOR APPROVAL OF THE ADOPTION OF THE NUWAY MEDICAL, INC. 2003 EQUITY PLAN.

                                  PROPOSAL II

                           APPROVAL OF NOTE CONVERSION

         In conjunction with the acquisition of a technology license from Med Wireless, Inc. on August 21, 2002, the Company assumed a $1,120,000 note (the "Note") with interest at 10% per annum payable by Med Wireless to Summitt Ventures, Inc. The Note is secured by the Company's assets and was originally due on June 15, 2003. On March 26, 2003, Summitt Ventures sold the Note, together with 4,182,107 shares of the Company's common stock, to New Millennium Capital Partners LLC ("New Millennium"), a limited liability company controlled and owned in part by the Company's CEO and president, Dennis Calvert, in exchange for a $900,000 promissory note (the "New Millennium Note") issued by New Millennium in favor of Summitt Ventures. The New Millennium Note is secured by all of the stock of the Company owned by New Millennium and Mr. Calvert. On March 26, 2003, the Company's Board of Directors voted to enter into an amendment to the Note (the "Original Note Amendment") to provide for conversion of the Note into restricted common stock of the Company (at a conversion price discounted 37.5% to the then market price of $0.08). New Millennium agreed to the Note Amendment. Subsequent to the vote by the Board to convert the Note, the Company received notification from Nasdaq's Listing Qualifications Department that converting the Note without shareholder approval violated certain Nasdaq Marketplace Rules. In response to this notification, the Board, with the concurrence of New Millennium, voted to amend its resolution and withhold issuance of the shares to New Millennium pending shareholder approval for the conversion. To allow time for a shareholder vote with respect to the conversion, New Millennium agreed to extend the terms of the Note, from June 15, 2003 to October 1, 2003.

         At the Company's June 6, 2003 Board meeting, and prior to a shareholder vote on the conversion, Mr. Calvert, on behalf of New Millennium, and the Company, through the unanimous action of the Board (with Mr. Calvert abstaining), agreed that, in light of the then-market conditions (namely the significant increase in the trading price of the Company's common stock since March 26, 2003, the date on which the conversion of the Note to equity was originally approved by the Board, from $0.08 to $0.28 as of June 6, 2003), it would be inequitable for New Millennium to convert the Note (together with accrued interest thereon) at the originally agreed to $0.05 per share price. In this regard, Mr. Calvert, on behalf of New Millennium, and the Company orally agreed to rescind the agreement to convert the Note. In addition, New Millennium orally agreed with the Company to extend the maturity date of the Note to a first payment due October 1, 2003 in the amount of $100,000 and the balance of the principal due on April 1, 2004, with interest due according to the original terms of the Note (to correspond to the payment terms of the New Millennium
Note), and furthermore to reduce the Company's obligation on the Note to the extent that New Millennium is able to reduce its obligation on the New Millennium Note.

         Due to the Company's lack of liquidity, the Company was unable to repay the first $100,000 installment of the Note when it became due on October 1, 2003. To address this issue, the Board of Directors appointed a committee (the "Committee") consisting of Board members Steve Harrison and Joseph Provenzano to negotiate revised terms and conditions of the Note with Mr. Calvert. Mr. Calvert informed the Committee that in order to accommodate the Company's working capital needs, Mr. Calvert would be willing to convert the Note into the Company's equity. Due to the Company's lack of liquidity, and because the terms of the conversion were negotiated on behalf of the Company by disinterested members of the Board of Directors and management, the Board of Directors determined not to seek a third-party fairness opinion on the terms of the proposed conversion. The Board did, however, instruct the Committee to ensure that the Company presented any proposed loan conversion transaction to the Company's shareholders with a requirement that a majority vote of the disinterested shareholders be required for approval.

         Pursuant to a series of negotiations between Mr. Calvert and the Committee, the Committee and Mr. Calvert agreed to once again provide for the conversion of the Note into equity. The parties agreed that the Note (together with accrued interest thereon) would be cancelled and converted into shares of the Company's common stock at a per share price equal to $0.036 (a 20% discount to the closing price of the Company's common stock of $0.045 on October 16, 2003, the date an agreement between the Committee and Mr. Calvert was reached). In arriving at the conversion price, the Committee determined that a 20.0% discount to market price was appropriate based on a number of factors, including that (i) with the quantity of the shares that would be issued, a block of shares that size could not be liquidated without affecting the market price of the shares, and (ii) the shares would be "restricted shares" and could therefore not be sold in the public markets prior to two years from the date of the conversion, and thereafter would be subject to the volume and manner of sale limitations of Rule 144 under the Securities Act of 1933.

         As of the date of this Proxy Statement, Mr. Calvert was the beneficial owner of 4,782,000 shares of common stock, representing approximately 13% of the Company's outstanding voting stock. If the conversion is approved by our stockholders, Mr. Calvert will be issued an additional approximately 33,000,000 shares, and will own approximately 54% of the Company's outstanding voting stock. Accordingly, Mr. Calvert will be able to control the outcome of all matters requiring stockholder approval and will be able to elect all of the Company's directors (subject to any cumulative voting rights stockholders may have), thereby controlling the management, policies and business operations of the Company. In addition, because the Note will be converted at a discount to market, the equity interest of existing stockholders will be significantly diluted.

         We believe that the completion of the conversion is critical to our continuing viability and that its terms are fair to the Company and its stockholders. In the event the conversion is not approved by the stockholders, the Company will be forced to consider an alternative plan of restructuring the Note. An alternative restructuring arrangement may not be available, or if available, may not be on terms as favorable to our stockholders as the terms of the proposed conversion.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NOTE CONVERSION. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES HELD BY DISINTERESTED SHAREHOLDERS PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE SPECIAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE NOTE CONVERSION.

 EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company to executive officers that received compensation in excess of $100,000 (the "Named Executive Officers") during 2001 and 2002:

                                                                          Long-term compensation
                                                                -------------------------------------------
                                        Annual Compensation                Awards                 Payouts
                                    ----------------------------------------------------------   ----------
   Name and principal     Year       Salary ($)                  Restricted       Securities        LTIP      All Other
        position           (b)         (c)                         stock          underlying      Payouts   compensation
          (a)                                                     awards ($)      options/          ($)          ($)
                                                                   (f)            SARs (#)          (h)          (i)
                                                                                     (g)
--------------------------------------------------------------------------------------------------------------------------

Dennis Calvert,             2002(1)        14,000                   4,000,000(5)             -
Chief Executive Officer

Todd Sanders,               2002(2)        94,000
Chief Executive Officer     2001                                                      750,000(3)
                            2000                                      100,000(3)

William Bossung,            2002(2)       104,000
Chief Operating Officer     2001                                                      750,000(4)
                            2000(4)                                   100,000(4)

Joseph Provenzano,          2002(6)
Director, Secretary

(1)  Became Chief Executive Officer in June 2002.
(2)  Including offset of loans from the Company.
(3) Became Chief Executive Officer in October 2000. Pursuant to an employment arrangement the Company issued Mr. Sanders 100,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock for $1.75 per share. The warrants were cancelled in February 2002.
(4) Became Chief Operating Officer in October 2000. Pursuant to an employment arrangement the Company issued Mr. Bossung 100,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock for $1.75 per share.

EMPLOYMENT CONTRACTS

         The Company entered into employment agreements with Mr. Calvert in December 2002 and Mr. Provenzano in March 2003. Those agreements provide for a base annual salary of $168,000 for Mr. Calvert and $130,800 for Mr. Provenzano with bonus payments and certain other benefits.

         Mr. Calvert's Agreement calls for him to be employed for five years at an annual salary of $168,000 that he work with the Company on a full time basis, that the office be located in Laguna Hills, California, that he receive annual increases of 10% of his base income, that bonuses will be payable based on the greater of a performance scale established by the Compensation Committee, assigned by the board of directors, or 3% of the annual increase in market capitalization value. The compensation plan includes benefits of a car allowance, insurance and a standard vacation package. The agreement has certain minimum performance standards and calls for a severance package equal to one year's base compensation, plus an additional one half year's compensation for each year of service beginning in 2003. Standard confidentiality, company ownership rights to property and assets and arbitration clauses are included in the agreement.

         Mr. Provenzano's Agreement calls for him to be employed for five years at an annual salary of $130,800 that he work with the Company on a full time basis, that the office be located in Laguna Hills, California, that he receive annual increases of 5% of his base income, that bonuses will be payable based on the greater of a performance scale established by the Compensation Committee, assigned by the board of directors, or 1.5% of the annual increase in market capitalization value. The compensation plan includes those benefits of car allowance and insurance benefits and a standard vacation package. The agreement has certain minimum performance standards and calls for a severance package equal to one year's base compensation, plus an additional one half year's compensation for each year of service beginning in 2003. Standard confidentiality, company ownership rights to property and assets and arbitration clauses are included in the agreement.

                            EQUITY COMPENSATION PLANS
----------------------------------------------------------------------------------------------------------------------
                                                   (a)                         (b)                    (c)
                                                                                                      Number of
                                                                                                      securities
                                                                                                 remaining available
                                                Number of                                        for future issuance
                                             securities to be                                        under equity
                                               issued upon                                        compensation plans
                                               exercise of              Weighted-average              (excluding
                                               outstanding             exercise price of              securities
                                            options, warrants         outstanding options,       reflected in column
            Plan Category                       and rights            warrants and rights                (a))
---------------------------------------    ---------------------    -------------------------    ---------------------
Equity compensation plans approved by
security holders                                    65,000                    $1.75                      -0-

Equity compensation plans not
approved by security holders                       400,000 (1)                 1.39                    5,484,062

Total                                              465,000                                             5,484,062

(1) 100,000 warrants were issued in 2002 at a strike price of $0.30; 300,000 warrants were issued prior to 2002 at a strike price of $1.75.

1994 STOCK OPTION PLAN

         In June 1994, the board of directors adopted the 1994 Stock Option Plan (the "Plan"). The maximum number of shares available for issuance under the Plan is 1,500,000 shares. The Plan terminates on June 13, 2004. The Plan is designed to provide additional incentives for directors and officers and other key employees of the Company, to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The board of directors administers the Plan. The Plan authorizes the board of directors to grant key employees selected by it, incentive stock options and non-qualified stock options. The exercise price of shares of Common Stock subject to options qualifying as incentive stock options must not be less than the fair market value of the Common Stock on the date of the grant. The exercise price of incentive options granted under the Plan to any participant who owns stock equal to more than 10% of the total combined voting power of all classes of outstanding stock of the Company must be at least equal to 100% of the fair market value on the date of grant. Fair market value has been determined to be the closing price for the Company's common stock reported by NASDAQ on the date of option grant.

         The board of directors may amend the Plan at any time but may not, without shareholder approval, adopt any amendment, which would materially increase the benefits accruing to participants, or materially modify the eligibility requirements. The Company also may not, without shareholder approval, adopt any amendment, which would increase the maximum number of shares, which may be issued under the Plan, unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company. In March 1999, the board of directors authorized an amendment to the Plan increasing the number of shares to be issued thereunder from 1,000,000 to 1,500,000. This amendment was submitted for shareholder approval at the 1998 Annual Meeting and was approved. At December 31, 2002, a total of 65,000 options remain outstanding and fully vested as follows:

                                                                 Number of Shares               Price Per Share
                                                             --------------------------   ----------------------------

Options Outstanding at January 1, 2001                                 237,500                     $1.00 - $1.75

Options Outstanding at December 31, 2001                               237,500                     $1.00 - $1.75

Options Expired                                                       (172,500)                            $1.00
                                                             --------------------------

Options Outstanding at December 31, 2002                                65,000                     $1.00 - $1.75
                                                             ==========================

2002 CONSULTANT EQUITY PLAN

         In August of 2002, the board approved the formation of the 2002 Consultant Equity Plan designed to allow consultants to be compensated with shares of Company common stock for services provided to the Company. A total of 1,500,000 shares were registered under this plan in a Form S-8 filing made by the Company on August 8, 2002. This plan was amended by the Board in December 2002. A total of 3,500,000 additional shares were registered under this plan in a Form S-8 filing made by the Company on December 27, 2002. Approval of this plan was not submitted to the vote of the shareholders. Persons eligible to receive stock awards under this plan included "consultants" that provide bona fide consulting services to the Company, excluding any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities. The plan is set to expire 10 years from its inception. The plan is administered by a plan committee of two or more members of the Board. The plan committee can award shares or options to purchase shares at a price in its discretion, so long as the price chosen is not less than 85% of the fair market value of the underlying shares as of the date of the grant.

         From August 2002 through February 2003, the Company issued the 5,000,000 shares available under this plan to approximately 26 consultants, employees and directors. Part of this issuance was a grant of 1,000,000 shares to Mr. Dennis Calvert, president and CEO of the Company, as consideration for his services.

         Those 1,000,000 shares were issued in January of 2003, but were returned by Mr. Calvert to the Company that same month.

2003 STOCK COMPENSATION PLAN

         On February 14, 2003, the board of directors approved the Company's 2003 Stock Compensation Plan as a means of providing directors, key employees and consultants additional incentive to provide services to NuWay. Both stock options and stock grants may be made under this plan. The Plan sets aside up to 15,000,000 shares of the Company's common stock for these purposes, which were registered on a Form S-8 filing on February 27, 2003. Approval of this plan was not submitted to the vote of the shareholders. The Board administers this plan. The plan allows the Board to award grants of common shares or options to purchase common shares. The board has discretion to set the price of the options, but in no event shall that price be less than 100% of the fair market value of the shares at the time of the grant. The Board may at any time amend or terminate the plan. It does not expire on its terms.

         During the months of February, March and April, 2003, the Company issued 9,515,938 shares to approximately 26 consultants, directors, and employees.

         The board of directors approved a grant of 3,000,000 shares of stock pursuant to the Company's 2003 Stock Compensation Plan to Mr. Dennis Calvert, president and CEO of the Company, as consideration for his services. Those 3,000,000 shares were issued in March of 2003. The Board subsequently modified its directive to condition the issuance of shares for officers and directors on shareholder approval of the plans. Mr. Calvert returned those 3,000,000 shares to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of October 22 2003 (36,961,486 shares of common stock issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5 percent of the outstanding common stock; and (ii) all directors and executive officers of the Company, individually and as a group:

                        Name and Address of Beneficial       Amount of Beneficial        Percent of Class
                                 Owner (1)(2)                    Ownership (3)
--------------------- ---------------------------------------------------------------- ----------------------

                      Dennis Calvert                                4,782,000                   12.9%(4)

                      Joseph Provenzano                             1,224,936                    3.3%

                      Steven Harrison                                 122,043                    0.3%

                      Gary Cox                                        200,000                    0.5%

                      All directors and officers,                   6,328,979                   17.1%
                       as a group (4 individuals)

(1) Each owner has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.
(2) Address unless otherwise stated is 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653.
(3) Other than as footnoted below, none of these security holders has the right to acquire any amount of the shares within 60 days from options, warrants, rights, conversion privilege, or similar obligations. The amount owned is based on issued common stock, as well as stock options which are exercisable within 60 days.
(4) Does not include approximately 33,000,000 shares issuable to Mr. Calvert upon conversion of the Note.


CHANGES IN CONTROL

         In the event the Note is converted into equity on the terms described in this Proxy Statement, Mr. Calvert will own approximately 54% of the Company's issued and outstanding voting stock.

                                  OTHER MATTERS

         Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy

Statement that will be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock and/or preferred stock that they represent in accordance with their best judgment.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                              Secretary

                               NUWAY MEDICAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock and/or Preferred Stock of NUWAY MEDICAL, INC. (the "Company") hereby appoints DENNIS CALVERT and JOSEPH PROVENZANO, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitutions, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 23461 South Pointe Drive, Suite 200, Laguna Hills, California 92653, on Tuesday, December 9, 2003, at 10:00 a.m. (California Time), and at any adjournments thereof, and to vote all shares of Common Stock and/or Preferred Stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof and in their discretion upon such other business as may properly come before the meeting.

         The undersigned hereby revokes any other proxy to vote at such Special Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of Special Meeting of Stockholders to be held December 9, 2003 and the Proxy Statement furnished herewith.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF ANY MATTERS AS TO WHICH NO INSTRUCTIONS ARE INDICATED. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

 X  Please mark votes as in this example.
---

1.       Proposal to approve the adoption of the Nuway Medical, Inc. 2003 Equity
         Plan.

                    FOR                      AGAINST                    ABSTAIN
          ---------                 --------                   --------

2. Proposal to approve the conversion of a secured promissory note in the principal amount of $1,120,000 (together with accrued interest thereon) held by the Company's CEO into approximately 33,000,000 shares of the Company's common stock.

                    FOR                       AGAINST                   ABSTAIN
          ---------                  --------                  --------

                    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.
          ---------

                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING.
          ---------



                                         Signature:
                                                   ---------------------------

                                         Signature:
                                                   ---------------------------


                                         Date:
                                         Please sign exactly as name appears
                                         below. When shares are held by
                                         joint tenants, both should sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If
                                         a corporation, please sign in full
                                         corporate name by President or
                                         other authorized officer. If a
                                         partnership, please sign in
                                         partnership name by authorized
                                         person.

                                   APPENDIX A

                               NUWAY MEDICAL, INC.

                                2003 EQUITY PLAN


         1. PURPOSE

         The Plan is intended to provide incentives to key Employees, Directors and Consultants of the Corporation and its Subsidiaries, to encourage them to acquire a proprietary interest in the Corporation and remain in the service of the Corporation and its Subsidiaries, and to attract new Employees, Directors and Consultants with outstanding qualifications. The Plan provides both for the direct award or sale of Shares and for the grant of options to purchase Shares.

         2. DEFINITIONS

         Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

                  (a) "Acquisition Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which a Share may be acquired under the Plan (other than upon exercise of an Option).

                  (b) "Act" shall mean the Securities Act of 1933, as amended.

                  (c) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

                  (d) "Board" shall mean the Board of Directors of the Corporation.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

                  (g) "Common Stock" shall mean the $.00067 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

                  (h) "Consultant" shall mean a person who performs bona fide services for the Corporation, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and outside Directors.

                  (i) "Corporation" shall mean NUWAY MEDICAL, INC., a Delaware corporation.

                  (j) "Director" shall mean a member of the Board of the Corporation or a member of the board of directors of a Subsidiary.

                  (k) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

                  (l) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.



                                 Appendix A - 1

                  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (n) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

                  (o) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

                           (i) If the Shares are traded on an exchange or
over-the-counter on the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"),
(A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

                           (ii) If the Shares are not traded on an exchange or
the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

                           (iii) If neither clause (i) nor (ii) above applies,
the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

                  (p) "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

                  (q) "Incentive Stock Option" shall mean an option described in
Section 422(b) of the Code.

                  (r) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b) of the Code.

                  (s) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

                  (t) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option between an Optionee and the Corporation.

                  (u) "Optionee" shall mean a Participant who has received an Option.

                  (v) "Option Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

                  (w) "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.


                                 Appendix A - 2

                  (x) "Participant" shall have the meaning assigned to it in
Section 5(a) hereof.

                  (y) "Plan" shall mean this NUWAY MEDICAL, INC. 2003 EQUITY PLAN, as it may be amended from time to time.

                  (z) "Purchaser" shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

                  (aa) "Retirement" shall mean (i) with respect to an Employee, the voluntary cessation of employment upon either (x) the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary or (y) the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary and (ii) with respect to a Director, the voluntary election not to stand for re-election as Director upon the attainment of age sixty-five (65) and the completion of not less than five (5) years of service as a Director.

                  (bb) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 14 of the Plan (if applicable).

                  (cc) "Share Acquisition Price" shall mean the Acquisition Price multiplied by the number of Shares which are acquired pursuant to a Stock Purchase Agreement.

                  (dd) "Stock Purchase Agreement" shall mean a written agreement between the Corporation and a Purchaser who acquires Shares under the Plan.

                  (ee) "Subsidiary" shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

         3. EFFECTIVE DATE

         The Plan was adopted by the Board effective October 16, 2003.

         4. ADMINISTRATION

         The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filed by the Board. The Committee shall be composed of disinterested Directors, i.e., Directors who have not, during the one year prior to service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director's status as "disinterested" pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two Directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

         The Administrator shall from time to time at its discretion select the Employees, Consultants and Directors who are to be granted Options, direct awards or sales of Shares, determine the number of Shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser, and , with respect to Options, designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee Director or Consultant. A Committee or Board member shall in no event participate in any determination relating to Options or any other rights held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or other right, Option Agreement or Stock Purchase Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option or other right granted hereunder.


                                 Appendix A - 3

         5. PARTICIPATION

                  (a) Eligibility.

         Optionees and Purchasers shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

                           (i) Employees (who may be officers, whether or not
they are Directors);

                           (ii) Directors; and

                           (iii) Consultants.

         Notwithstanding the provisions of this Section 5(a), the Administrator may at any time or from time to time designate one or more Directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

                  (b) Ten-Percent Stockholders.

         A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries shall not be eligible to receive an Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                  (c) Stock Ownership.

         For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

                  (d) "Outstanding Stock."

         For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

         6. STOCK

         The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under the Plan shall be 15,000,000. The number of Shares subject to Options or other rights outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 15,000,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 13 hereof upon the occurrence of an event specified in that Section. Notwithstanding the provisions of this Section 6 or any other provisions hereof, at no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement exceed the


                                 Appendix A - 4
applicable percentage as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Corporate Securities Law, based on the securities of the Company which are outstanding at the time the calculation is made.

         7. TERMS AND CONDITIONS OF OPTIONS

                  (a) Option Agreement

         Each grant of an Option under the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.

                  (b) Nature of Option

         Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

                  (c) Number of Shares

         Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of
Section 13 hereof.

                  (d) Exercise Price

         Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant, and, in the case of a Nonstatutory Stock Option granted to an Optionee described in
Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Administrator in its sole discretion.

                  (e) Term and Non-Transferability of Options

         Each Option shall state the time or times when all or part thereof becomes exercisable (provided that (i) the exercise period shall in no event be more than 120 months from the date of grant and (ii) any holder who is not an officer, director or consultant shall have the right to exercise at the rate of at least 20% per year over 5 years from the date the Option is granted). No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, or such shorter time as may be required by Section 5(b). Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable, except as provided in the next sentence. In the event of the Optionee's death, the Option shall not be transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option shall cause all of the Optionee's rights under the Option to terminate.

                  (f) No Rights as a Stockholder

         No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 13 hereof.


                                 Appendix A - 5

                  (g) Modification, Extension and Renewal of Options

         Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (h) Notice of Sale

         Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any stock ("incentive stock") pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by a transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any "street name") until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

                  "Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which this certificate was originally issued or one year from the date of original issuance of the shares represented by this certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder."

                  (i) Withholding Taxes

         As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

                  (j) Other Provisions

         An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

                  (k) Substitution of Options

         Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.


                                 Appendix A - 6

         8. TERMS AND CONDITIONS OF AWARDS OR SALES

                  (a) Stock Purchase Agreement

         Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement in such form as the Administrator shall from time to time determine. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

                  (b) Nontransferability of Rights

         Rights to acquire Shares under the Plan shall not be transferable and shall be exercisable only by the Purchaser to whom such rights were granted.

                  (c) Purchase Price

         The Acquisition Price of Shares to be offered under the Plan shall not be less than the greater of (i) the par value of such Shares or (ii) 85% of the Fair Market Value of such Shares (or, with respect to a Participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries, 100% of the Fair Market Value of such Shares) at the time the person is granted the right to purchase Shares or at the time the purchase is consummated. Subject to the preceding sentence, the Administrator shall determine the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in
Section 9

                  (d) Withholding Taxes

         As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                  (e) Restrictions on Transfer of Shares

         Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser's death, disability or retirement or other events.

                  (f) Other Provisions

         A Stock Purchase Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable.

         9. PAYMENT FOR SHARES

                  (a) General Rule. The entire Share Acquisition Price or Option Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 9.

                  (b) Surrender of Stock. To the extent that an Option Agreement so provides, all or any part of the Option Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Corporation in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised.


                                 Appendix A - 7

                  (c) Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered prior to the award to the Corporation, a Parent or a Subsidiary.

                  (d) Promissory Note. To the extent that an Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Option Purchase Price or Share Acquisition Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

                  (e) Exercise/Sale. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

                  (f) Exercise/Pledge. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

         10. CESSATION OF EMPLOYMENT

                  (a) Cessation for Any Reason (other than Death, Disability or Retirement)

         If an Optionee ceases to be an Employee or to serve as a Director or Consultant of the Corporation for any reason other than his or her death, or, with respect to an Employee or Director, his or her Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option at any time within ninety (90) days after cessation of employment or the date he ceases serving as a Director or Consultant (or such other date as determined by the Administrator), provided that the foregoing shall not extend any Option beyond its term, but, except as otherwise provided in the applicable Option Agreement only to the extent that, at the date of cessation of employment or serving as a Director or Consultant, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. An Option Agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of the Optionee's misconduct. An Optionee shall be considered to have been terminated for misconduct if he resigns or is discharged or otherwise termination on account of conviction of a felony or any crime of moral turpitude, misappropriation of the assets of the Corporation or any Subsidiaries or any affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the Optionee's position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the Chief Executive Officer of the Corporation or of any other person designated by such Chief Executive Officer.

         For purposes of this Section 10(a), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.


                                 Appendix A - 8

                  (b) Death of Optionee

         If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised his Option and has not fully exercised his Option, then his Option may be exercised in full, subject to the restrictions referred to elsewhere in the Plan, at any time within twelve (12) months after the Optionee's death (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option beyond its term), by the executor or administrator of his estate of by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (c) Disability of Optionee

         If an Optionee ceases to be an Employee or Director by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option at any time within twelve (12) months after such cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option beyond its term), but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment or service as a Director, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (d) Retirement of Optionee

         If an Optionee ceases to be an Employee or Director by reason of Retirement (and not on account of misconduct as determined in Section 10(a)), such Optionee shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option at any time within twelve (12) months after cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option beyond its term), but only to the extent that, at the date of cessation of employment or service as a Director, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         11. LIMITATION OF ANNUAL AWARDS

         The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its Parent or its Subsidiaries, shall not exceed $100,000.

         12. TERM OF PLAN

         Subject to the limitations in Section 6, Options and other awards or sales of Shares may be granted pursuant to the Plan until the date ten years after the effective date referred to in Section 3.

         13. EFFECT OF CERTAIN EVENTS

                  (a) Stock Splits and Dividends

         The number of Shares covered by the Plan as provided in Section 6 hereof, and the number of Shares covered by each outstanding Option and allocated to each Participant pursuant to a Stock Purchase Agreement and the exercise or purchase prices thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, the payment of a stock dividend, a stock split, a recapitalization, combination, reclassification or other distribution of the Corporation's equity securities without the receipt of consideration by the Company, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.


                                 Appendix A - 9

                  (b) Merger, Sale of Assets, Liquidation

         Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given the right to exercise the vested portion of any unexpired Option in full or in part. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), provided that the foregoing shall not extend any Option beyond its term. Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options or stock appreciation right to purchase shares of, or with respect to the shares of, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option or stock appreciation right shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option or stock appreciation right. Any other dissolution or liquidation of the Corporation shall cause each Option to terminate.

         At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

                  (c) Adjustment Determination

         To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

                  (d) Limitation on Rights

         Except as expressly provided in this Section 13, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  (e) Change in Control

         In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Corporation (other than a tender offer or exchange offer made by the Corporation or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Corporation, other than a filing on Form 13G or Form 13D, the Administrator may in its sole discretion, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

                           (a) Accelerate the exercise dates of any outstanding
Option, or make the Option fully vested and exercisable;


                                Appendix A - 10

                           (b) Pay cash to any or all holders of Options in
exchange for the cancellation of their outstanding Options; or

                           (c) Make any other adjustments or amendments to the
Plan and outstanding Options and substitute new Options for outstanding Options.

         14. SECURITIES LAW REQUIREMENTS

                  (a) Legality of Issuance

         No Shares shall be issued under the Plan unless and until the Corporation has determined that:

                           (i) it and the Optionee or Purchaser have taken all
actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                           (ii) any applicable listing requirement of any stock
exchange on which the Common Stock is listed has been satisfied; and

                           (iii) any other applicable provision of state or
Federal law has been satisfied.

                  (b) Restrictions on Transfer; Representations of Optionee and Purchaser; Legends

         Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee and Purchaser shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.

                  (c) Registration or Qualification of Securities.

         The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.


                                Appendix A - 11

                  (d) Exchange of Certificates

         If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

                  (e) Financial Statements

         The Corporation will deliver Participants copies of the Corporation's financial statements at least annually.

         15. AMENDMENT OF THE PLAN

         The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

                  (a) Materially increase the benefits accruing to Participants under the Plan;

                  (b) Increase the number of Shares which may be issued under the Plan;

                  (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Incentive Stock Options; or

                  (d) Amend this Section 15 to defeat its purpose.

         16. EXCHANGE ACT

         If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation's counsel, to enable Participants who are officers or Directors of the Corporation and who are generally subject to the duties established by
Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options or otherwise pursuant to the Plan, and (iv) the sale of Common Stock received upon the exercise of Options or otherwise pursuant to the Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's counsel, stockholder approval of such an amendment is required by any applicable law, rule or regulation of any governmental body or securities exchange.

         17. APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

         18. NO RETENTION OF RIGHTS

         Nothing in the Plan or in any Option or other right granted under the Plan shall confer upon the Optionee or Purchaser any right to continue in service with the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee or Purchaser) or of the Optionee or Purchaser, which rights are hereby expressly reserved by each, to terminate his service with the Corporation at any time and for any reason, with or without cause.


                                Appendix A - 12

         19. APPROVAL OF STOCKHOLDERS

         The Plan shall be subject to approval by the affirmative vote of a majority of the Corporation's issued and outstanding shares no later than October 16, 2004. Prior to such approval, Options may be granted but shall not be exercisable, and shares may be awarded but shall be subject to return to the Corporation.

         20. EXECUTION

         To record the adoption of the Plan by the Board on October 16, 2003 the Corporation has caused an authorized officer to affix the Corporate name hereto.


                                             NUWAY MEDICAL, INC.


                                             By:
                                                -------------------------------
                                                  Name:   Dennis Calvert
                                                  Title:  CEO and President




                                Appendix A - 13